Exhibit 10.2

Form of

Agreement of Limited Partnership

of

Cole Corporate Income Operating Partnership III, LP

                 , 2016

Cole Corporate Income Operating Partnership III, LP

Agreement of Limited Partnership

ii

iii

Agreement of Limited Partnership

of

Cole Corporate Income Operating Partnership III, LP

This Agreement of Limited Partnership (this “Agreement”) is entered into effective as of the     th day of             , 2016, by and among Cole Office & Industrial REIT (CCIT III), Inc., a Maryland corporation, CRI CCIT III, LLC, a Delaware limited liability company (the “Original Limited Partner”), and the Limited Partner(s) set forth or which may, in the future, be set forth on Exhibit A hereto, as amended from time to time, with respect to Cole Corporate Income Operating Partnership III, LP, a limited partnership formed under the laws of the State of Delaware (whether treated as a partnership or disregarded entity for federal income tax purposes, the “Partnership”), pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on                  , 201  .

Recitals

Whereas, the parties desire to enter into this Agreement in order to set forth the terms and conditions under which the Partnership will be operated, as well as the rights, obligations, and limitations of the General Partner and the Limited Partners with respect to each other and the Partnership as a whole.

Now, Therefore, in consideration of the foregoing, of the mutual covenants between the parties to this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

Agreement

Article I.

Defined Terms

The following defined terms used in this Agreement shall have the meanings specified below:

“2015 Budget Act” has the meaning provided in Section 10.5(a).

“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, or any successor statute thereto.

“Additional Funds” has the meaning provided in Section 4.3.

“Additional Limited Partner” has the meaning provided in Section 4.1 and who is shown as such on the books and records of the Partnership.

“Additional Securities” has the meaning provided in Section 4.2(a)(iii).

“Administrative Expenses” means (i) all administrative and operating costs and expenses incurred by the Partnership, including, but not limited to, costs for accounting, administrative, legal, technical, management and other services rendered to the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the General Partner pursuant to its Articles of Incorporation and responsible for directing or performing the day-to-day business affairs of the General Partner, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

“Affiliate” or “Affiliated” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Agreed Value” means (i) the fair market value of a Partner’s non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner as of the date of contribution as set forth on Exhibit A hereto, as it may be amended from time to time, or (ii) in the case of any contribution or distribution of property other than cash not set forth on Exhibit A, the fair market value of such property as determined by the General Partner at the time such property is contributed or distributed, in each of cases (i) and (ii), reduced by liabilities either assumed by the Partnership or Partner upon such contribution or distribution or to which such property is subject when the property is contributed or distributed.

“Agreement” means this Agreement of Limited Partnership, as it may be amended or restated from time to time.

“Articles of Incorporation” means the Articles of Incorporation of the General Partner filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

“Capital Account” has the meaning provided in Section 4.4.

“Capital Contribution” means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

“Cash Amount” means an amount of cash equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of an Exchange Notice.

“Certificate” means the Partnership’s Certificate of Limited Partnership, as originally filed with the Secretary of State of the State of Delaware and as amended from time to time.

“Class Percentage Interest” means, as to a Partner holding a class or series of Partnership Interests, its interest in such class or series as determined by dividing the Partnership Units of such class or series owned by such Partner by the total number of Partnership Units of such class or series then outstanding as specified in Exhibit A attached hereto, as such Exhibit A may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

“Commission” means the U.S. Securities and Exchange Commission.

“Competent Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the General Partner or the Partnership who is engaged to a substantial extent in the business of rendering opinions regarding the value of the assets of the type held by the Partnership and who is qualified to perform such work. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification.

“Conversion Factor” means 1.0, provided, that in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares (and, in each of cases (i) through (iii), the Partnership does not make a corresponding distribution, subdivision, or combination with respect to the Partnership Units), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date, and provided further, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the “Successor Entity”), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the General Partner receives an Exchange Notice after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Exchange Notice immediately prior to the record date for such dividend, distribution, subdivision or combination. A separate Conversion Factor shall be determined for each class of Partnership Units by taking into account only the REIT Shares having the same class designation as the applicable class of Partnership Units.

“Defaulting Limited Partner” has the meaning provided in Section 5.2(d).

“Demand Notice” has the meaning provided in Section 13.10(a).

“Dissenting Limited Partner” has the meaning provided in Section 12.3(a).

“Distribution and Stockholder Servicing Fee” has the meaning provided in the General Partner’s Prospectus.

“Effective Date of the Budget Act Partnership Audit Provisions” has the meaning provided in Section 10.5(b).

“Event of Bankruptcy” as to any Person means (i) the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (unless such petition is contested by such Person and has been dismissed within 90 days); (ii) the insolvency or bankruptcy of such Person as finally determined by a court proceeding; (iii) the filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; or (iv) the commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided, that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

“Exchange Notice” means a Notice of Exercise of Exchange Right, substantially in the form of Exhibit B hereto.

“Exchange Right” has the meaning provided in Section 8.5(a).

“Exchanging Partner” has the meaning provided in Section 8.5(a).

“General Partner” means CCIT III, and any Person who becomes a substitute or additional General Partner as provided herein, and any successors thereto.

“General Partner Loan” has the meaning provided in Section 5.2(d).

“General Partnership Interest” means a Partnership Interest held by the General Partner in its capacity as a general partner of the Partnership. A General Partnership Interest may be (but is not required to be) expressed as a number of Partnership Units. Ownership of Partnership Units by the General Partner does not result in such Partnership Units being part of a General Partnership Interest, other than as set forth in Section 7.1(b). Partnership Units owned by the General Partner, other than as set forth in Section 7.1(b), are Limited Partnership Interests held by the General Partner in its capacity as a Limited Partner.

“General Partner’s Prospectus” means the General Partner’s prospectus (and any supplement or supplements thereto) contained in its most recently effective registration statement.

“Holding Period” means, with respect to Partnership Units acquired by Additional Limited Partners hereunder, the period commencing on the date of issuance of such Units through and including the fourth anniversary of such date of acquisition.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as the General Partner or a director, officer or employee of the General Partner or the Partnership, (ii) the Advisor, so long as the Advisor is an Affiliate of the Sponsor, (iii) the Sponsor, and (iv) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

“Joint Venture” means any joint venture or partnership arrangement in which the Partnership is a co-venturer or general partner established to acquire or hold Properties, Mortgages or other investments of the General Partner.

“Limited Partner” means the Original Limited Partner, any Person named as a Limited Partner on Exhibit A attached hereto (including the General Partner in its capacity as a Limited Partner holding Partnership Units), and any Person who becomes a Substitute or Additional Limited Partner in such Person’s capacity as a Limited Partner in the Partnership.

“Limited Partnership Interest” means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act. A Limited Partnership Interest may be (but is not required to be) expressed as a number of Partnership Units.

“Liquidating Event” has the meaning provided in Section 2.4(a).

“Loss” has the meaning provided in Section 5.1(g)(i).

“Meeting Medium” has the meaning provided in Section 11.2(k).

“Mortgage” means, in connection with mortgage financing provided, invested in or purchased by the Partnership, any note, deed of trust, security interest or other evidence of indebtedness or obligations, which is secured or collateralized by real property owned by the borrower under such note, deed of trust, security interest or other evidence of indebtedness or obligations.

“NAV per Partnership Class A Unit” means, before the General Partner’s board of directors begins determining an estimated net asset value per REIT Share, the per share offering price of a REIT Class A Share in the General Partner’s offering minus the maximum selling commissions and dealer manager fee allowed in the offering, to account for the fact that no selling commissions or dealer manager fees will be paid in connection with any such issuances. Thereafter, “NAV per Partnership Class A Unit” will mean the most recent estimated per share net asset value for a REIT Class A Share, without adding any upfront selling commission or dealer manager fee. In each case, the General Partner may revise the determination of “NAV per

Partnership Class A Unit” based upon any changes in the determination of net asset value of a corresponding REIT Class A Share occasioned by changing regulatory requirements that may be applicable to such determination.

“Net Capital Proceeds” means the net cash proceeds received by the Partnership in connection with (a) any Sale, (b) any borrowing or refinancing of borrowing(s) by the Partnership, (c) any condemnation or deeding in lieu of condemnation of all or a portion of any Property, (d) any collection in respect of property, hazard, or casualty insurance (but not business interruption insurance) or any damage award; or (e) any other transaction the proceeds of which, in accordance with generally accepted accounting principles, are considered to be capital in nature, in each case, after deduction of (i) all costs and expenses incurred by the Partnership with regard to such transactions (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such transaction or which the General Partner elects to pay out of the proceeds of such transaction, together with accrued interest and premium, if any, thereon and any sales commissions or other costs or expenses due and payable to any Person in connection therewith, including to a Partner or its Affiliates), and (ii) all amounts expended by the Partnership for the acquisition of additional Properties, Mortgages or other investments or for capital repairs or improvements to any Property with such cash proceeds.

“New Allocations” has the meaning provided in Section 5.7.

“Offer” has the meaning provided in Section 7.1(c)(ii).

“Original Limited Partner” has the meaning provided in the preamble.

“Outside Interest” has the meaning provided in Section 5.2(b).

“Partner” means any General Partner or Limited Partner.

“Partner Nonrecourse Debt Minimum Gain” has the meaning provided in Regulations Section 1.704-2(i). A Partner’s share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

“Partnership” has the meaning provided in the preamble.

“Partnership Class A Unit” means a Partnership Unit entitling the holder thereof to the rights of Partnership Class A Unit as provided in this Agreement.

“Partnership Class T Unit” means a Partnership Unit entitling the holder thereof to the rights of Partnership Class T Unit as provided in this Agreement.

“Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may (but is not required to be) expressed as a number of Partnership Units.

“Partnership Loan” has the meaning provided in Section 5.2(d).

“Partnership Minimum Gain” has the meaning provided in Regulations Section 1.704-2(b)(2). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner’s share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

“Partnership Percentage Interest” means the percentage ownership interest in the Partnership of each Partner, which, except as set forth in the following sentence, shall be determined by dividing the number of Partnership Units owned by a Partner by the aggregate number of Partnership Units owned by all Partners. If the Partnership issues additional classes or series of Partnership Interest other than as contemplated herein, the interest in the Partnership among the classes or series of Partnership Interest shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes or series of Partnership Interest, if any, as contemplated by Section 4.2(a), and a Partner’s Partnership Percentage Interest will mean, with respect to each class or series of Partnership Interests held by such Partner, the product of such Partner’s Class Percentage Interest multiplied by the interest in the Partnership of such class or series of Partnership Interest.

“Partnership Record Date” means the record date established by the General Partner for the distribution of cash pursuant to Section 5.2, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders.

“Partnership Representative” has the meaning provided in Section 10.5(b).

“Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder, including the Partnership Class A Units and the Partnership Class T Units. The number and class of Partnership Units held by the General Partner will, as of any relevant date, equal the difference, with respect to each such class, between (a) the product of the number of shares of the General Partner of such class issued since the formation of the General Partner through such relevant date (adjusted to reflect any subdivisions or combinations of shares of the General Partner through such relevant date), multiplied by the inverse of the applicable class’s Conversion Factor as of such relevant date (i.e., one (1) divided by the Conversion Factor as of such relevant date), and (b) the number of Partnership Units of the General Partner of the corresponding class deemed purchased or redeemed pursuant to Section 6.9 since the inception of the Partnership through such relevant date.

“Partnership Unit Designation” has the meaning provided in Section 4.2(a)(i).

“Percentage Interest” means the Class Percentage Interest or the Partnership Percentage Interest, as the context indicates.

“Person” means any individual, partnership, corporation, joint venture, limited liability company, trust or other entity.

“Profit” has the meaning provided in Section 5.1(g)(i).

“Property” means any real property in which the General Partner holds an ownership interest, either directly, through a Subsidiary, through the Partnership, or pursuant to the Partnership’s ownership of an interest in a Subsidiary that owns an interest in any such real property.

“Regulations” means the applicable income tax regulations, including temporary or proposed regulations issued under the Code (as such regulations may be amended from time to time). Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date of this Agreement and any successor provision of the Regulations.

“REIT” means an entity qualifying as a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Class A Share” means the REIT Shares classified as Class A common stock in the Articles of Incorporation.

“REIT Class T Share” means the REIT Shares classified as Class T common stock in the Articles of Incorporation.

“REIT Expenses” means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes of this Agreement, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to (A) any registration and public offering of securities by the General Partner, the net proceeds of which were used to make a contribution to the Partnership, and (B) all statements and reports incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any section 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuance or redemption of Partnership Interests or REIT Shares, and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

“REIT Share” means a share of common stock in the General Partner (or Successor Entity, as the case may be), whether a REIT Class A Share, a REIT Class T Share, or any other class of common stock issued by the General Partner, the terms and conditions of which are set forth in the Articles of Incorporation.

“REIT Shares Amount” means a number of REIT Shares (of the corresponding class as the Partnership Units in question) equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Exchange Date; provided that in the event the General Partner issues to all holders of REIT Shares (or a class of REIT Shares) rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), and the Rights have not expired at the Specified Exchange Date, then the REIT Shares Amount shall also include the Rights issuable to a holder of the REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to Rights.

“Requesting Party” has the meaning provided in Section 13.10(a).

“Restriction Notice” has the meaning provided in Section 8.5(e).

“Rights” has the meaning provided in the definition of “REIT Shares Amount” above.

“Sale” means any transaction or series of transactions whereby (i) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards (other than business interruption insurance proceeds); (ii) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all the interest of the Partnership in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture in which the Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance claims or condemnation awards (other than business interruption insurance proceeds); (iv) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments or regularly scheduled principal amortization payments) of amounts owed pursuant to such Mortgage and any event with respect to a Mortgage which gives rise to a significant amount of insurance proceeds or similar awards (other than business interruption insurance proceeds), or (v) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any other asset (other than investments in bank accounts, money market funds or other current assets) not previously described in this definition or any portion thereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means the Internal Revenue Service.

“Specified Exchange Date” means the first business day of the month first occurring after the expiration of 60 business days from the date of receipt by the General Partner of the Exchange Notice.

“Sponsor” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, CCIT III, (ii) will manage or participate in the management of CCIT III, and any Affiliate of any such Person, other than a Person whose only relationship with CCIT III is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing CCIT III, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in CCIT III in connection with the founding or organizing of the business of CCIT III, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with CCIT III, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to CCIT III which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to CCIT III on a basis which was not negotiated at arm’s-length with CCIT III.

“Subsidiary,” with respect to any Person, means any corporation, joint venture, partnership, limited liability company or other entity through which interests in a real estate asset(s) are held on behalf of such Person. A Subsidiary may be organized under the laws of the United States or any state or foreign jurisdiction, and may include entities that have elected or intend to elect to be taxed as a REIT for federal income tax purposes.

“Subsidiary Partnership” means any partnership, limited liability company or other entity taxed as a partnership or disregarded entity for federal income tax purposes in which interests are owned by the General Partner other than through the Partnership.

“Substitute Limited Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.3.

“Successor Entity” has the meaning provided in the definition of “Conversion Factor” contained herein.

“Survivor” has the meaning provided in Section 7.1(d).

“Tax Matters Partner” has the meaning provided in Section 10.5(a).

“Tendered Units” has the meaning provided in Section 8.5(a).

“Transaction” has the meaning provided in Section 7.1(c).

“Transfer” has the meaning provided in Section 9.2(a).

“Value” means, with respect to any security, the average of the daily market price of such security for the ten consecutive trading days immediately preceding the date as of which such Value is to be determined. The market price for each such trading day shall be: (i) if the security is listed or admitted to trading on any securities exchange, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day; (ii) if the security is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the security is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

Article II.

Partnership Formation and Identification

2.1. Formation. The Partnership is a limited partnership formed pursuant to the Act and upon the terms and conditions set forth in this Agreement.

2.2. Name, Office and Registered Agent. The name of the Partnership is “Cole Corporate Income Operating Partnership III, LP.” The principal place of business of the Partnership shall be 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership’s registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.

2.3. Partners.

(a) The general partner of the Partnership is Cole Office & Industrial REIT (CCIT III), Inc., a Maryland corporation. Its principal place of business is the same as that of the Partnership.

(b) The limited partners are those Persons identified as Limited Partners (including the Original Limited Partner) on Exhibit A hereto, as it may be amended from time to time.

2.4. Term and Dissolution.

(a) The Partnership shall have perpetual duration, except that the Partnership shall be dissolved earlier upon the first to occur of any of the following events (each, a “Liquidating Event”):

(i) the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.3(b), provided, that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners thereof, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

(ii) the passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided, that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such obligation is paid in full);

(iii) the exchange of all Limited Partnership Interests; or

(iv) the election by the General Partner that the Partnership should be dissolved.

(b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.3(b)), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership’s assets and apply and distribute the proceeds thereof in accordance with Section 5.6. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership’s debts and obligations), or (ii) distribute the assets to the Partners in kind.

2.5. Filing of Certificate and Perfection of Limited Partnership. The General Partner shall execute, acknowledge, record and file, at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

2.6. Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner may, at its option and in its sole and absolute discretion, issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the number of Partnership Units owned as of the date of such certificate. If issued, any such certificates (a) shall be in form and substance as approved by the General Partner, (b) shall not be negotiable, and (c) shall bear a legend substantially similar to the following:

“This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of Cole Corporate Income Operating Partnership III, LP, as amended from time to time.

The Partnership Units evidenced hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be sold, transferred, or otherwise disposed of in the absence of such registration, unless the transferor delivers to the Partnership an opinion of counsel, in form and substance satisfactory to the Partnership, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or “Blue Sky” laws.”

Article III.

Business of the Partnership

The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT, (b) to enter into any partnership, Joint Venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and (c) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner’s right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner’s current status as a REIT and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under its Articles of Incorporation. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704 of the Code.

Article IV.

Capital Contributions and Accounts

4.1. Capital Contributions. The General Partner and the Original Limited Partner have made Capital Contributions to the Partnership in exchange for the number and class of Partnership Units set forth opposite their names on Exhibit A. At such time as new limited partners are admitted into the Partnership (each, an “Additional Limited Partner” and collectively “Additional Limited Partners”), each Additional Limited Partner shall make Capital Contributions as set forth opposite their names on Exhibit A, as it may be amended from time to time. Exhibit A shall be deemed automatically amended upon, and the General Partner may, without the approval of any other Partner, attach an amended Exhibit A to this Agreement to reflect: (a) the issuance of Partnership Units issued to Additional Limited Partners or to any existing Limited Partner pursuant to Section 4.2, (b) any Partnership Units purchased or redeemed pursuant to Section 6.9, and (c) any redemption or purchase of Partnership Units by the Partnership or the General Partner by reason of the exercise by a Limited Partner of the Exchange Right.

4.2. Additional Capital Contributions and Issuances of Additional Partnership Interests. Except as provided in this Section 4.2 or in Section 4.3, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The

General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Units in respect thereof in the manner contemplated by this Section 4.2.

(a) Issuances of Additional Partnership Interests.

(i) General. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests in the form of Partnership Units for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (1) upon the conversion, redemption or exchange of any debt, Partnership Units or other securities issued by the Partnership, (2) for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and/or (3) in connection with any merger of any other Person into the Partnership or any Subsidiary of the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership or any Subsidiary of the Partnership. Subject to Delaware law, any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests then outstanding, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, and as may be set forth in a written document amending this Agreement (each a “Partnership Unit Designation”). Without limiting the generality of the foregoing, the General Partner shall have authority to specify (A) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (B) the right of each such class or series of Partnership Interests to share in Partnership distributions; (C) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (D) the voting rights, if any, of each such class or series of Partnership Interests; and (E) the conversion, redemption, or exchange rights applicable to each such class or series of Partnership Interests. Upon the issuance of any additional Partnership Interest, the General Partner shall amend Exhibit A as appropriate to reflect such issuance.

(ii) Issuances of Additional Partnership Interests to the General Partner. Notwithstanding the preceding Section 4.2(a)(i), no additional Partnership Interests shall be issued to the General Partner or the Original Limited Partner unless:

(1) (A) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other interests in the General Partner, which shares or interests have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.2 (without limiting the foregoing, for example, the Partnership shall issue Partnership Interests consisting of Partnership Class A Units to the General Partner in connection with the General Partner’s issuance of REIT Class A Shares, Partnership Class T Units to the General Partner in connection with the General Partner’s issuance of REIT Class T Shares, and a class of Partnership Units with such designations, preferences, relative participating, optional or other special rights, powers and duties, rights as to allocations of items of Partnership income, gain, loss, deduction and credit, rights to share in Partnership distributions, and rights upon dissolution and liquidation as correspond to the General Partner’s issuance of a new class of REIT Shares), and (B) the General Partner, on its own or with the Original Limited Partner, shall make a Capital Contribution to the Partnership in an amount equal to the aggregate net proceeds raised in connection with the issuance of such shares of stock of or other interests in the General Partner;

(2) the additional Partnership Interests are issued in exchange for property or other assets owned by the General Partner or Original Limited Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or

(3) the additional Partnership Interests are issued to all Partners in proportion to their respective Class Percentage Interests with respect to the class of Partnership Units so issued.

(iii) Issuance of Additional Securities. The General Partner shall not issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange made pursuant to Section 8.5 or pursuant to the proviso in this Section 4.2(a)(iii)) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, “Additional Securities”) other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner (or to the General Partner and the Original Limited Partner), as the General Partner may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner (or the General Partner and the Original Limited Partner) contributes the net proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner

(or the General Partner and the Original Limited Partner), to the Partnership (without limiting the foregoing, for example, the Partnership shall issue Partnership Interests consisting of Partnership Class A Units to the General Partner in connection with the General Partner’s issuance of REIT Class A Shares, Partnership Class T Units to the General Partner in connection with the General Partner’s issuance of REIT Class T Shares, and a class of Partnership Units with such designations, preferences, relative participating, optional or other special rights, powers and duties, rights as to allocations of items of Partnership income, gain, loss, deduction and credit, rights to share in Partnership distributions, and rights upon dissolution and liquidation as correspond to the General Partner’s issuance of a new class of REIT Shares); provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of a Property, Mortgage or other asset to be held directly by the General Partner or indirectly through a Subsidiary, other than through the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and (except as permitted by the preceding proviso) to cause the Partnership to issue to the General Partner (or to the General Partner and the Original Limited Partner) corresponding Partnership Interests, so long as (1) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (2) the General Partner contributes directly or indirectly and through the Original Limited Partner all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares of any class for a cash purchase price and contributes all of the net proceeds of such issuance to the Partnership, the General Partner shall be issued a number of additional Partnership Units having the same class designation as the issued REIT Shares equal to the product of (x) the number of such REIT Shares of that class issued by the General Partner, the net proceeds of which were so contributed, multiplied by (y) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor for that class of Partnership Units in effect on the date of such contribution.

(b) Certain Deemed Contributions of Proceeds of Issuance of REIT Shares. Subject to the permitted use of cash specified in Section 8.5(d), in connection with any and all issuances of REIT Shares, the General Partner shall make directly or indirectly and through the Original Limited Partner Capital Contributions to the Partnership of the proceeds from such issuances, provided, that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter’s discount or other fees or expenses paid or incurred in connection with such issuance, then the General Partner (or the General Partner together with the Original Limited Partner, as applicable) shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with Section 6.5 and in connection with the required issuance of additional Partnership Units for such Capital Contributions pursuant to Section 4.2(a), and any such expenses shall be allocable solely to the class of Partnership Units issued to the General Partner (or the Original Limited Partner) at such time.

(c) Original Limited Partner Deemed Contributions. In the event the Original Limited Partner elects to waive any distribution of cash hereunder to be made to it pursuant to Section 5.2(a), then such amount shall be deemed to be an additional contribution of capital to the Partnership by the Original Limited Partner, which shall be added to the Original Limited Partner’s Capital Contribution to the Partnership and the Original Limited Partner’s Capital Account as established and maintained under Section 4.4, and such Original Limited Partner will be issued Partnership Class A Units in an amount equal to the quotient of the amount of cash distribution foregone divided by the NAV per Partnership Class A Unit.

4.3. Additional Funding. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds (“Additional Funds”) for any Partnership purpose, the General Partner may (a) cause the Partnership to obtain such funds from outside borrowings, or (b) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

4.4. Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (a) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (b) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for the redemption of a Partnership Interest, or (c) the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-l(b)(2)(iv)(f). When the Partnership’s property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.1 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

4.5. Percentage Interests. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner’s Class Percentage Interest and Partnership Percentage Interest shall be adjusted by the General Partner effective as of the date of each such increase or decrease to a percentage equal to the number of Partnership Units of a class or series held by such Partner divided by the aggregate number of Partnership Units of such class or series outstanding after giving effect to such increase or decrease. If the Partners’ Percentage Interests are adjusted pursuant to this Section 4.5, the Profit and Loss for the taxable year in which the adjustment occurs shall be prorated between the part of the year ending on the day when the Partnership’s property is revalued by the General Partner and the part of the year beginning on the following day and, as so divided, shall be allocated to the Partners based on their Percentage Interests before adjustment, and their adjusted Percentage Interests, respectively, either (a) as if the taxable year had ended on the date of the adjustment or (b) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profit and Loss for the taxable year in which an adjustment occurs, as may be required or permitted under Section 706 of the Code.

4.6. No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution.

4.7. Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner’s Capital Contribution for so long as the Partnership continues in existence.

4.8. No Third-Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

Article V.

Profit and Loss; Distributions

5.1. Allocation of Profit and Loss.

(a) General. Subject to Section 4.4 and any rights provided for with respect to a class or of Partnership Units not specifically contemplated herein, and after giving effect to the special allocations set forth in Sections 5.1(c), 5.1(d), and 5.1(e), Profits and Losses will be allocated among the Partners in each taxable year (or portion thereof) as provided below.

(i) Profit. Profit shall be allocated as follows:

(1) first to the Partners, pro rata, in amounts equal to the amount of cash distributed to the Partners pursuant to Section 5.2(a) with respect to such fiscal year;

(2) second, to the extent the amount of Profit for such fiscal year exceeds the amount of cash distributed to the Partners pursuant to Section 5.2(a), such excess shall be allocated:

(A) to the General Partner (on account of its General Partnership Interest) in an amount equal to the cumulative Loss allocated to the General Partner pursuant to Section 5.1(a)(ii)(3); and then

(B) to the Limited Partners (including the General Partner in its capacity as a Limited Partner) in amounts and in proportion to the cumulative Loss allocated to the Partners pursuant to Section 5.1(a)(ii)(2); and

(3) finally, the balance, if any, of Profit shall be allocated to the Partners in accordance with and in proportion to their respective Partnership Percentage Interests. Notwithstanding the foregoing, however, it is the intent of the Partners that allocations of Profit to the Limited Partners be such that the amount of Profit allocated to each Limited Partner be equal to the amount of income that would have been allocated to such Limited Partner with respect to the applicable fiscal period if such Limited Partner had owned REIT Shares equal in number to the number of Partnership Units owned by such Limited Partner during such fiscal period, and if, for any reason, the foregoing allocations of Profit result in any material variation from this concept, Profit shall be allocated to each Limited Partner in an amount equal to the aggregate amount of income that would have been allocated to such Limited Partner with respect to the applicable fiscal period if such Limited Partner had owned a number of REIT Shares equal to the product of the number of Partnership Units owned by such Limited Partner during such fiscal period multiplied by the Conversion Factor in effect.

(ii) Loss. Loss shall be allocated as follows:

(1) first, to the Partners, pro rata, in accordance with and in proportion to their respective Partnership Interests, until the cumulative Loss allocated to each Partner under this Section 5.1(a)(ii)(1) equals the cumulative Profit allocated to each Partner under Section 5.1(a)(i)(3);

(2) second to the Partners pro rata in an amount equal to each Partner’s Capital Account balance prior to the allocation made under this Section 5.1(a)(ii)(2); and

(3) third, to the General Partner on account of its General Partnership Interest to the extent that any further allocation of Loss to Limited Partners would result in any such Limited Partners having a deficit balance in their Capital Accounts.

(b) Special Allocation of Expense of Distribution and Stockholder Servicing Fee and Other Class Specific Items. If the Partnership directly or on behalf of the General Partner incurs any Distribution and Stockholder Servicing Fee, such amounts shall be specially allocated among the Partnership Class T Units to correspond with their appropriate share of such expenses. To the extent that any other items of income, gain, loss or deduction of the General Partner are allocable to a specific class or series of REIT Shares as provided in the General Partner’s Prospectus, such items, or an amount equal thereto, shall be specially allocated to the class or series of Partnership Units corresponding to such class or series of REIT Shares.

(c) Minimum Gain Chargeback. Notwithstanding any provision to the contrary herein, (i) any expense of the Partnership that is a “nonrecourse deduction” within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners’ respective Partnership Percentage Interests, (ii) any expense of the Partnership that is a “partner nonrecourse deduction” within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the “economic risk of loss” of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner nonrecourse debt minimum gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(g), items of gain and income shall be allocated among the Partners, in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner’s “interest in partnership profits” for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner’s Partnership Percentage Interest.

(d) Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner’s Capital Account that exceeds the sum of such Partner’s shares of Partnership Minimum Gain and Partner nonrecourse debt minimum gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d); provided, that an allocation pursuant to this Section 5.1(d) shall be made only if such Partner would have a deficit Capital Account balance after all other allocations provided for in Article V have been tentatively made as if this Section 5.1(d) were not in this Agreement. This Section 5.1(d) is intended to constitute a “qualified income offset” under Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.1(d), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.1(d).

(e) Limitation on Loss Allocations. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner’s Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner’s shares of Partnership Minimum Gain and Partner nonrecourse debt minimum gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.1(e), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to the General Partner in an amount necessary to offset the Loss previously allocated to the General Partner under this Section 5.1(e).

(f) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership’s fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

(g) Definition of Profit and Loss.

(i) “Profit” and “Loss” and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.1(b), 5.1(c), 5.1(d), or 5.1(e).

(ii) All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.1, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority, in its sole and absolute discretion and without the need for consent from any Partner, to elect the method or methods to be used by the Partnership for allocating items of income, gain, expense and deductions as required by Section 704(c) of the Code, including election of a method that may result in one or more Partners receiving or being allocated a disproportionately larger share of items of Partnership income, gain, expense or deduction, and any such election shall be binding on all Partners.

5.2. Distributions of Cash.

(a) Subject to the other provisions of this Section 5.2 and to the terms of any Partnership Unit Designation, the General Partner shall cause the Partnership to distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in the following manner:

(i) first, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class(es) or series of Partnership Interests (and, within such class(es) or series, pro rata in proportion to the respective Class Percentage Interests on such Partnership Record Date); and

(ii) second, with respect to any Partnership Interest that are not entitled to any preference in distribution, in accordance with the rights of such class or series of Partnership Interests (and, within such class or series, pro rata in proportion to the respective Class Percentage Interests on such Partnership Record Date).

If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced to the proportion thereof which equals the quotient of (a) the number of days that such additional Partnership Interest is held by such Partner during such period divided by (b) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

Notwithstanding the foregoing, however, the Original Limited Partner may, in its sole and absolute discretion, elect to defer any distribution to be made to it, in which case the amount so deferred shall be deemed to be an additional Capital Contribution made on behalf of the Original Limited Partner under Section 4.2(c), to be distributed to the Original Limited Partner upon liquidation of the Partnership under Section 5.6, or at such time as the Original Limited Partner withdraws from the Partnership.

(b) To the extent amounts distributed to the General Partner are attributable to amounts received from a Property in which the General Partner or a Subsidiary of the General Partner holds a direct or indirect interest (other than through the Partnership) (an “Outside Interest”), (i) amounts distributed to the General Partner under this Agreement will be reduced so as to take into account amounts received pursuant to the Outside

Interest, and (ii) the amounts distributed to the Limited Partners will be increased by the same amount, so that the overall effect of the distribution is to distribute what would have been distributed under Section 5.2(a) had such Outside Interest been held through the Partnership (treating any distribution made in respect of the Outside Interest as if such distribution had been received by the General Partner).

(c) To the extent the payment of the Distribution and Stockholder Servicing Fee reduces cash otherwise available for distribution, such cash available for distribution shall be deemed increased by the amount of Distribution and Stockholder Servicing Fee for purposes of Section 5.2(a), but the amount equal to the Distribution and Stockholder Servicing Fee paid will reduce the distributions with respect to the Partnership Class T Units associated with the REIT Class T Shares intended to bear the cost of the Distribution and Stockholder Servicing Fee. For example, assume the Partnership has $9,920,000 available to distribute under Section 5.2(a), has 2,000,000 Partnership Class T Units and 2,000,000 Partnership Class A Units outstanding, and had paid, on behalf of the General Partner, $80,000 on account of the Distribution and Stockholder Servicing Fee associated with REIT Class T Shares. Cash available for purposes of applying Section 5.2(a) will be deemed to be $10,000,000 ($9,920,000 + $80,000), which will initially get apportioned in accordance with the Partnership Percentage Interests, or $5,000,000 to the Partnership Class T Units (2,000,000 Partnership Class T Units / 4,000,000 total Partnership Units) and $5,000,000 to the Partnership Class A Units (2,000,000 Partnership Class A Units / 4,000,000 total Partnership Units). Thereafter, $4,920,000 ($5,000,000 less the $80,000 for the Distribution and Stockholder Servicing Fee) would be distributed on account of the Partnership Class T Units (or $2.46 per Partnership Class T Unit). And $5,000,000 would be distributed on account of the Partnership Class A Units (or $2.50 per Partnership Class A Unit). Similar adjustments to cash available for distribution, and a concomitant increase or decrease in distributions with respect to Partnership Interests, shall be made for any other items of income, gain, loss or deduction of the General Partner that are allocable to a specific class or series Partnership Units in the manner contemplated by Section 5.1(b).

(d) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, the requirements of Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or its assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner or assignee equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner or assignee, or (ii) if the actual amount to be distributed to the Partner or assignee is less than the amount required to be withheld by the Partnership, the amount required to be withheld shall be treated as a loan (a “Partnership Loan”) from the Partnership to the Partner or assignee on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be payable on demand and may, at the discretion of the General Partner, be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a “Defaulting Limited Partner”) fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a “General Partner Loan”) to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner. Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.2(d) shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

(e) To the extent not utilized for expenses of the Partnership or for investment in additional Properties, the General Partner may, in its discretion, cause the Partnership to distribute Net Capital Proceeds in such amount as shall be determined by the General Partner in its discretion in accordance with the provisions of Section 5.2(a).

(f) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

5.3. REIT Distribution Requirements. The General Partner shall use its reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to pay stockholder dividends that will allow the General Partner to (a) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (b) avoid any federal income or excise tax liability imposed by the Code.

5.4. No Right to Distributions in Kind. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

5.5. Limitations on Return of Capital Contributions. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make a distribution that includes a return of all or part of a Partner’s Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of its Capital Contribution, does not exceed the fair market value of the Partnership’s assets.

5.6. Distributions Upon Liquidation. Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.1 and 5.2 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership’s assets have been made. To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

5.7. Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent. If, for any reason, the General Partner deems it necessary in order to comply with the Code, the General Partner may, and is hereby authorized and directed to, allocate income, gain, loss, deduction or credit (or items thereof) arising in any year differently than as provided for in this Article V if, and to the extent, (i) that allocating income, gain, loss, deduction or credit (or item thereof) would cause the determinations and allocations of each Partner’s distributive share of income, gain, loss, deduction or credit (or item thereof) not to be permitted by the Code and any Regulations promulgated thereunder, or (ii) such allocation would be inconsistent with a Partner’s interest in the Partnership taking into consideration all facts and circumstances. Any allocation made pursuant to this Section 5.7 shall be deemed to be a complete substitute for any allocation otherwise provided for in this Agreement, and no further amendment of this Agreement or approval by any Partner shall be required to effectuate such allocation. In making any such allocations (“New Allocations”) under this Section, the General Partner is authorized to act in reliance upon advice of counsel to the Partnership or the Partnership’s regular certified public accountants that, in their opinion, after examining the relevant provisions of the Code and any current or future proposed or final Regulations thereunder, the New Allocations are necessary in order to ensure that, in either the then-current year or in any preceding year, each Partner’s distributive share of income, gain, loss, deduction or credit (or items thereof) are determined and allocated in accordance with the Code and the Partner’s interests in the Partnership. New Allocations made by the General Partner in reliance upon the advice of counsel and accountants as described above shall be deemed to be made in the best interests of the Partnership and all of the Partners consistent with the duties of the General Partner hereunder and any such New Allocations shall not give rise to any claim or cause of action by any Partner against the Partnership or the General Partner.

Article VI.

Rights, Obligations and Powers of the General Partner

6.1. Management of the Partnership.

(a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers and obligations, as the context requires, of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

(i) to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to notes, Mortgages, partnership or Joint Venture interests or securities, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

(ii) to develop land, construct buildings and make other improvements on the Properties owned or leased by the Partnership;

(iii) to authorize, issue, sell, redeem or otherwise repurchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership, subject to the limitations in Section 4.2;

(iv) to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;

(v) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;

(vi) to guarantee or become a co-maker of indebtedness of the General Partner or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;

(vii) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

(viii) to lease all or any portion of any of the Partnership’s assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership’s assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

(ix) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly, to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership’s assets;

(x) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership business;

(xi) to make or revoke any election permitted or required of the Partnership by any taxing authority;

(xii) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

(xiii) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property, to distribute the same, or to use such proceeds for other Partnership uses;

(xiv) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay such persons remuneration as the General Partner may deem reasonable and proper;

(xv) to retain other services of any kind or nature in connection with Partnership business and to pay such remuneration as the General Partner may deem reasonable and proper for same;

(xvi) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

(xvii) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

(xviii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

(xix) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, Joint Ventures, limited liability companies or other entities or relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

(xx) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

(xxi) to merge, consolidate or combine the Partnership with or into another Person, subject to the provisions of Article XII;

(xxii) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704 of the Code;

(xxiii) to take any of the foregoing actions with respect to any Subsidiary, to the extent consistent with the governing documents of such Subsidiary; and

(xxiv) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

(b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to apply Partnership funds to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its own funds for payment to third parties or to undertake any liability or obligation directly on its account for or on behalf of the Partnership.

(c) Any actions taken by the General Partner pursuant to its authority under this Agreement on behalf of the Partnership regarding the approval of any transaction between the Partnership and the Sponsor, Advisor, a member of the board of directors of CCIT III, or any Affiliate of the foregoing, shall require a finding by a majority of the members of the board of directors of CCIT III that such actions are fair and reasonable to CCIT III and the Partnership on terms and conditions not less favorable to CCIT III or the Partnership, as applicable, than those available from unaffiliated third parties.

6.2. Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person (including without limitation officers or other agents of the Partnership or the General Partner appointed by the General Partner) for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

6.3. Indemnification of Indemnitees.

(a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, as a result of acting on behalf of or performing services for the Partnership, only if it is determined that (i) the Indemnitee acted in good faith and (ii) that the Indemnitee reasonably believed that the act or omission was in the Partnership’s best interests, or if the act or omission was outside the Indemnitee’s official capacity acting on behalf of the Partnership, that the act or omission was at least not opposed to the Partnership’s best interests. Notwithstanding the foregoing, each Indemnitee shall be liable, responsible and accountable, and the Partnership shall not be liable to an Indemnitee (other than for reasonable expenses advanced pursuant to Section 6.3(c) below), with respect to a proceeding in which (i) the Indemnitee is found liable on the basis that the Indemnitee improperly received personal benefit, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (ii) the Indemnitee is found liable to the Partnership or the Limited Partners. The Partnership shall not indemnify or hold harmless the Indemnitee if the loss or liability was the result of the Indemnitee’s gross negligence or willful misconduct (in the case of an Indemnitee who was an Independent Director (as defined in the Articles of Incorporation)) or was the result of the Indemnitee’s negligence or misconduct (in the case of all other Indemnitees). The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.3(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, does not alone determine that the Indemnitee acted in a manner contrary to that specified in this Section 6.3(a). Any indemnification pursuant to this Section 6.3 shall be made only out of the assets of the Partnership.

(b) Notwithstanding anything to the contrary contained in the provisions of Section 6.3(a), the Partnership shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities of the Partnership were offered or sold as to indemnification for violations of securities laws.

(c) The Partnership shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties for services on behalf of the Partnership, (ii) the Indemnitee provides the Partnership with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.3, (iii) the legal proceeding was initiated by a third party who is not a stockholder of the General Partner or Limited Partner, or if by a stockholder of the General Partner or Limited Partner acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Partnership with a written agreement to repay the amount paid or reimbursed by the Partnership, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

(d) The Indemnification provided by this Section 6.3 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(e) The Partnership may purchase and maintain insurance or establish other arrangements, including without limitation trust arrangements and letters of credit on behalf of or to secure indemnification obligations owed to the Indemnitees and such other Persons as the General Partner shall determine against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(f) For purposes of this Section 6.3, (i) the Partnership shall be deemed to have requested an Indemnitee to serve as a fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on the Indemnitee, or otherwise involves services by the Indemnitee to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.3; and (iii) actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

(g) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(h) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(i) The provisions of this Section 6.3 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights in or be for the benefit of any other Persons.

(j) Neither the amendment nor repeal of this Section 6.3, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 6.3, shall apply to or affect in any respect the applicability of this Section 6.3 with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

(k) Notwithstanding the preceding, the indemnification provided under this Section 6.3 shall be limited to the extent it would provide greater indemnification than would be allowed under Article XII of the Articles of Incorporation.

6.4. Liability of the General Partner.

(a) Generally.

(i) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity, provided the General Partner, acting in good faith, abides by the terms of this Agreement.

(ii) In addition, to the extent the General Partner or any officer, director, employee, agent or stockholder of the General Partner performs its duties in accordance with the standards provided by the Act, such Person or Persons shall have no liability by reason of being or having been the General Partner, or by reason of being an officer, director, employee, agent or stockholder of the General Partner. To the maximum extent that the Act and the general laws of the State of Delaware, in effect from time to time, permit limitation of the liability of general partners of a limited partnership, the General Partner and its officers, directors, employees, agents and stockholders shall not be liable to the Partnership or to any Partner for money damages except to the extent that (1) the General Partner or its officers, directors, employees, agents or stockholders actually received an improper benefit or profit in money, property or services, in which case the liability shall not exceed the amount of the benefit or profit in money, property or services actually received; or (2) a judgment or other final adjudication adverse to the General Partner or one or more of its officers, directors, employees, agents or stockholders is entered in a proceeding based on a finding in the proceeding that the action or failure to act of the General Partner or one or more of its officers, directors, employees, agents or stockholders was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

(iii) Neither the amendment nor repeal of this Section 6.4(a), nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 6.4(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, itself and its stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of its stockholders on the one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either its stockholders or the Limited Partners; provided, however, that for so long as the General Partner directly owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either its stockholders or the Limited Partners shall be resolved in favor of its stockholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

(c) Subject to its obligations and duties as General Partner set forth in Section 6.1, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

(d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order to (i) protect the ability of the General Partner to continue to qualify as a REIT or (ii) prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

(e) Any amendment, modification or repeal of this Section 6.4 or any provision shall be prospective only and shall not in any way affect the limitations on the

General Partner’s liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

6.5. Reimbursement of General Partner.

(a) Except as provided in this Section 6.5 and elsewhere in this Agreement (including the provisions of Article V regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

(b) The Partnership shall be responsible for and shall pay all expenses relating to the Partnership’s ownership of its assets and its operations. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all Administrative Expenses. The Partners acknowledge that all such expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 6.3 hereof. In the event that certain expenses are incurred for the benefit of the Partnership and other entities, such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

6.6. Outside Activities. Subject to the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, or any officer, director, employee, agent, trustee, Affiliate or stockholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interests or activities. None of the Limited Partners or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which. if presented to the Partnership or any Limited Partner, could be taken by such Person.

6.7. Employment or Retention of Affiliates.

(a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as an advisor, buyer, lessor, lessee, manager, property management agent, asset manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

(b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

(c) The Partnership may transfer assets to Joint Ventures, limited liability companies, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems to be consistent with this Agreement and applicable law.

(d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

6.8. Title to Partnership Assets. Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof; provided, that title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by such Person for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, that the General Partner shall use its best efforts to cause legal title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

6.9. Miscellaneous. In the event the General Partner redeems any REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner or the Original Limited Partner a number of Partnership Units (of a class corresponding to the class of REIT Shares redeemed) determined by, and based upon, the application of the applicable Conversion Factor on the same terms upon which the General Partner redeemed such REIT Shares. Moreover, if the General Partner makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner or the Original Limited Partner to acquire an equal number of Partnership Units (of a class corresponding to the class of REIT Shares solicited) held by the General Partner. In the event any REIT Shares are redeemed by the General Partner pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner’s or the Original Limited Partner’s Partnership Units (of a class corresponding to the class of REIT Shares redeemed) for an equivalent purchase price based on the application of the applicable Conversion Factor.

6.10. Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document, or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

Article VII.

Changes in General Partner

7.1. Transfer of the General Partner’s Partnership Interest.

(a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in or in connection with a transaction contemplated by Sections 7.1(c), 7.1(d), or 7.1(e).

(b) The General Partner agrees that the Partnership Units that equate to a 0.1% Partnership Percentage Interest are designated as Partnership Units representing a General Partnership Interest.

(c) Except as otherwise provided in Section 7.1(d) or 7.1(e), the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets (other than in connection with a change in the General Partner’s state of incorporation or organizational form), which, in any such case, results in a change of control of the General Partner (a “Transaction”), unless:

(i) the consent of Partners holding more than 50% of the Partnership Percentage Interests is obtained; or

(ii) as a result of such Transaction, all Partners are granted the right to receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor applicable to each Partnership Unit and the greatest amount of cash, securities or other property paid in the

Transaction to a holder of one REIT Share (of a class corresponding to the Partnership Unit held by each Limited Partner) in consideration of the transfer of one such REIT Share; provided, that if, in connection with the Transaction, a purchase, tender, or exchange offer (“Offer”) shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares voting together as a single class, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Exchange Right and (B) sold, tendered, or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Exchange Right immediately prior to the expiration of the Offer; or

(iii) the General Partner is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the applicable Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares corresponding to the class of Partnership Units.

(d) Notwithstanding Section 7.1(c), the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the “Survivor”), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.1(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and the Conversion Factor for a Partnership Unit, in each case with respect to each class of Partnership Unit, after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash, and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of each applicable class of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustments to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for herein with respect to the applicable Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares; amend or delete, as applicable, the definitions of REIT Class A Shares and REIT Class T Shares; add, as applicable definitions for any new classes of REIT Shares; make corresponding additions, deletions, or amendments with respect to Partnership Units; and make such amendments to Section 8.5 so as to approximate the existing rights and obligations set forth in Section 8.5 as closely as reasonably possible. The above provisions of this Section 7.1(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

In respect of any transaction described in the preceding paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided, such efforts are consistent with the exercise of the fiduciary duties of the board of directors of Cole Office & Industrial REIT (CCIT III), Inc. to the stockholders of the General Partner under applicable law.

(e) Notwithstanding Section 7.1(c),

(i) a General Partner may transfer all or any portion of its General Partnership Interest to (A) a wholly owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

(ii) the General Partner may engage in a transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

7.2. Admission of a Substitute or Additional General Partner. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

(a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.5 in connection with such admission shall have been performed;

(b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person’s authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

(c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel in the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act, and that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, unless the Partnership is then treated as a disregarded entity

(in which case such admission shall not cause the Partnership to be classified as other than a disregarded entity or, at the General Partner’s election, a partnership for federal income tax purposes), or (ii) the loss of any Limited Partner’s limited liability.

7.3. Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.

(a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a)) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is, on the date of such occurrence, a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be an Event of Bankruptcy or dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners thereof), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.3(b). The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.2 shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

(b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a)) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is, on the date of such occurrence, a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be an Event of Bankruptcy or dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners thereof), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.4 by selecting, subject to Section 7.2 and any other applicable provisions of this Agreement, a substitute General Partner by consent of Partners holding a majority of the Partnership Units in the Partnership. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

7.4. Removal of a General Partner.

(a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be an Event of Bankruptcy or dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners thereof. The Limited Partners may not remove the General Partner, with or without cause.

(b) If a General Partner has been removed pursuant to this Section 7.4 and the Partnership is continued pursuant to Section 7.3, such General Partner shall promptly transfer and assign its General Partnership Interest to the substitute General Partner approved by Partners holding a majority of the Partnership Units in the Partnership in accordance with Section 7.3(b) and otherwise admitted to the Partnership in accordance with Section 7.2. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner’s removal. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and Limited Partners holding more than 50% of the Partnership Percentage Interests of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and Limited Partners holding more than 50% of the Partnership Percentage Interests of the Limited Partners shall each select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner’s General Partnership Interest within 30 days of the General Partner’s removal, and the fair market value of the removed General Partner’s General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner’s General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner’s General Partnership Interest shall be the average of the two appraisals closest in value.

(c) The General Partnership Interest of a removed General Partner, during the time after removal until the date of transfer under Section 7.4(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, Profit, gain or Loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.4(b).

(d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section 7.4.

Article VIII.

Rights and Obligations of the Limited Partners

8.1. Management of the Partnership. The Limited Partners shall not participate in the management or control of Partnership business, nor shall they transact any business for or on behalf of the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

8.2. Power of Attorney. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

8.3. Limitation on Liability of Limited Partners. No Limited Partner in its capacity as such shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

8.4. Ownership by Limited Partner of Corporate General Partner or Affiliate. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership (or as a disregarded entity, as the case may be) for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 8.4.

8.5. Exchange Right.

(a) Subject to Sections 8.5(b), 8.5(c), 8.5(d), and 8.5(e), and subject to the potential modification of any rights or obligations provided for herein by agreement(s) between the Partnership and any one or more Limited Partners with respect to Partnership Units held by them, each Limited Partner shall have the right (the “Exchange Right”) to require the Partnership to redeem on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner (such Partnership Units, the “Tendered Units”) at an exchange price equal to and in the form of the Cash Amount to be paid by the Partnership; provided, that such Partnership Units shall have been outstanding for at least one year. The Exchange Right shall be exercised pursuant to the delivery of an Exchange Notice to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Exchange Right (the “Exchanging Partner”); provided, however, that the Partnership shall not be obligated to satisfy such Exchange Right if the General Partner elects to purchase the Partnership Units subject to the Exchange Notice pursuant to Section 8.5(b); and provided further, that no Limited Partner may deliver more than two Exchange Notices during each calendar year. A Limited Partner may not exercise the Exchange Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Exchanging Partner shall have no right, with respect to any Partnership Units so exchanged, to receive any distribution paid with respect to such Partnership Units if the record date for such distribution is on or after the Specified Exchange Date.

(b) Notwithstanding the provisions of Section 8.5(a), a Limited Partner that exercises the Exchange Right shall be deemed to have also offered to sell the Tendered Units to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Tendered Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the General Partner shall acquire the Tendered Units and shall be treated for all purposes of this Agreement as the owner of such Tendered Units. If the General Partner shall elect to exercise its right to purchase Tendered Units under this Section 8.5(b) with respect to an Exchange Notice, it shall so notify the Exchanging Partner within five business days after the receipt by the General Partner of such Exchange Notice. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Tendered Units from the Exchanging Partner pursuant to this Section 8.5(b), the General Partner shall have no obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner’s exercise of an Exchange Right. In the event the General Partner shall exercise its right to purchase Tendered Units with respect to the exercise of an Exchange Right in the manner described in the first sentence of this Section 8.5(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner’s exercise of such Exchange Right, and each of the Exchanging Partner and the General Partner shall treat the transaction between the General Partner and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner’s Tendered Units to the General Partner. Each Exchanging Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares to such Exchanging Partner upon exercise of its Exchange Right.

(c) Notwithstanding the provisions of Sections 8.5(a) and 8.5(b), a Limited Partner shall not be entitled to exercise the Exchange Right if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the General Partner pursuant to Section 8.5(b) (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.5(b)) would (i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the ownership limitations described in the Articles of Incorporation and calculated in accordance therewith, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles of Incorporation, (iii) result in the General Partner being “closely held” within the meaning of Section 856(h) of the Code, (iv) cause the General Partner to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner’s, the Partnership’s, or a Subsidiary Partnership’s real property within the meaning of Section 856(d)(2)(B) of the Code (except to the extent the General Partner determines that such ownership would be permitted pursuant to Section 856(d)(8), or (v) cause the acquisition of REIT Shares by such Partner to be “integrated” with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The General Partner, in its sole and absolute discretion, may waive any of the restrictions on exchange set forth in this Section 8.5(c); provided, however, that in the event any such restriction is waived, the Exchanging Partner shall be paid the Cash Amount.

(d) Any Cash Amount to be paid to an Exchanging Partner pursuant to this Section 8.5 shall be paid on the Specified Exchange Date; provided, however, that the General Partner may elect to cause the Specified Exchange Date to be delayed for up to 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Tendered Units hereunder to occur as quickly as reasonably possible.

(e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Rights as and if deemed necessary to ensure that the Partnership does not constitute a “publicly traded partnership” under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a “Restriction Notice”) to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are reasonably necessary in order to avoid the Partnership being treated as a “publicly traded partnership” under Section 7704 of the Code.

(f) Each Limited Partner covenants and agrees with the General Partner that all Tendered Units shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens; and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Tendered Units that are or may be subject to any liens. Each Limited Partner further agrees that, if any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the Partnership or the General Partner, such Limited Partner shall assume and pay such transfer tax.

8.6. Duties and Conflicts. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that such Persons are entitled to carry on such other business interests, activities and investments. The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, and such activities shall not be deemed wrongful or improper.

Article IX.

Transfers of Limited Partnership Interests

9.1. Purchase for Investment.

(a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of its Partnership Interest is made as a principal for its account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

(b) Each Limited Partner agrees that it will not sell, assign or otherwise transfer its Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.1(a) above.

9.2. Restrictions on Transfer of Limited Partnership Interests.

(a) Subject to the provisions of Sections 9.2(b), 9.2(c), and 9.2(d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of its Limited Partnership Interest, or any of such Limited Partner’s economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a “Transfer”), without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

(b) No Limited Partner may withdraw from the Partnership other than (i) as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by Section 9.2(a) above or Section 9.2(c) below or a Transfer made pursuant to Section 9.5 below) of all of its Partnership Units pursuant to this Article IX; or (ii) pursuant to an exchange of all of its Partnership Units pursuant to Section 8.5 above. Upon the permitted Transfer or redemption of all of a Limited Partner’s Partnership Units, such Limited Partner shall cease to be a Limited Partner.

(c) Subject to Sections 9.2(d), 9.2(e), and 9.2(f), a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of its Limited Partnership Interest to (i) a parent or parent’s spouse, natural or adopted descendants, a spouse of any such descendant, a brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), for which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

(d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

(e) No Transfer by a Limited Partner of its Limited Partnership Interest, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the determination of the General Partner, after consultation with legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such transfer is effectuated through an “established securities market” or a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code.

(f) No transfer of a Limited Partnership Interest, in whole or in part, may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion; provided, that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

(g) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

(h) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

9.3. Admission of Substitute Limited Partner.

(a) Subject to the other provisions of this Article IX, an assignee of a Limited Partnership Interest (which shall be understood to include any purchaser, transferee, donee or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner only with the consent of the General Partner and upon the satisfactory completion of the following:

(i) the assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

(ii) to the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

(iii) the assignee shall have delivered a letter containing the representation set forth in Section 9.1(a) and the agreement set forth in Section 9.1(b);

(iv) if the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee’s authority to become a Limited Partner under the terms and provisions of this Agreement;

(v) the assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.2 or shall have specifically agreed to be bound by the provisions of Section 8.2;

(vi) the assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs (including reasonably attorney’s fees and expenses) in connection with its substitution as a Limited Partner; and

(vii) the assignee shall have obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner’s sole and absolute discretion.

(b) For the purpose of allocating Profit and Loss and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.3(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

(c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section 9.3 and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

9.4. Rights of Assignees of Limited Partnership Interests.

(a) Subject to the provisions of Sections 9.1 and 9.2, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Limited Partnership Interest until the Partnership has received notice thereof.

(b) Any Person who is the assignee of all or any portion of a Limited Partner’s Limited Partnership Interest, but who does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

9.5. Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner, or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, and any such Person shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Limited Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

9.6. Joint Ownership of Interests. A Limited Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided, that such individuals either are married or are related and share the same personal residence. The written consent or vote of both owners of any such jointly-held Limited Partnership Interest shall be required to constitute the action of the owners of such Limited Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Limited Partnership Interest held in a joint tenancy with a right of survivorship, the Limited Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly held Limited Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Limited Partnership Interest to be divided into two equal Limited Partnership Interests, which shall thereafter be owned separately by each of the former joint owners.

Article X.

Books and Records; Accounting; Tax Matters

10.1. Books and Records. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership’s specified office true and complete books of account maintained in accordance with generally accepted accounting principles, including (a) a current list of the full name and last-known business address of each Partner; (b) a copy of the Certificate and all certificates of amendment thereto; (c) copies of the Partnership’s federal, state and local income tax returns and reports (if any); (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years; and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, and any stockholder of the General Partner, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

10.2. Custody of Partnership Funds; Bank Accounts.

(a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

(b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers’ acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.2(b) or from an investment in a Joint Venture, partnership, limited liability company or other business as contemplated by Article III.

10.3. Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year.

10.4. Annual Tax Information and Report. The General Partner will use its commercially reasonable efforts to supply within 75 days after the end of each fiscal year of the Partnership to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner’s individual tax returns as shall be reasonably required by law, and in all events the General Partner shall furnish such information within the time required by applicable law.

10.5. Tax Matters Partner; Partnership Representative; Tax Elections; Special Basis Adjustments.

(a) For tax returns filed with respect to fiscal years beginning before the Effective Date of the Budget Act Partnership Audit Provisions, for the purposes of the Code, the General Partner shall serve as the tax matters partner of the Partnership (the “Tax Matters Partner”) under Section 6231 of the Code (as in effect prior to such section’s amendment by the Bipartisan Budget Act of 2015 (P.L. 114-74) (the “2015 Budget Act”)). Each Partner hereby consents to the General Partner serving as the Tax Matters Partner and agrees upon request of the General Partner to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such further documents as may be necessary or appropriate to evidence such consent. References to Sections of the Code in this Section 10.5(a) refer to Code sections before amendment by the 2015 Budget Act. The Tax Matters Partner may:

(i) agree to extend any statute of limitations with respect to the Partnership or any Subsidiary under Section 6229 of the Code;

(ii) file a request for administrative adjustment (including a request for substituted return treatment) under Section 6227 of the Code;

(iii) file a petition for judicial review, or any appeal with respect to any judicial determination, under Section 6226 or 6228 of the Code;

(iv) take any action to consent to, or to refuse to consent to, a settlement reflected in a decision of a court; or

(v) enter into any tax settlement agreement affecting the Partnership or any Subsidiary.

(b) For tax returns filed with respect to fiscal years beginning after December 31, 2017 (the “Effective Date of the Budget Act Partnership Audit Provisions”), the General Partner shall take such reasonable actions as it believes will enhance the avoidance of the application to the Partnership of the provisions of Sections 6221 through 6241 of the Code, as amended by the 2015 Budget Act. If, however, such provisions do apply to the Partnership, the General Partner shall also act as the partnership representative (“Partnership Representative”) for purposes of said Sections 6221 through 6241 of the Code. Each Partner hereby consents to the General Partner serving as the Partnership Representative and agrees upon request of the General Partner to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such further documents as may be necessary or appropriate to evidence such consent. The Partnership Representative will be authorized to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to (i) sign consents, enter into settlement and other agreements with such authorities with respect to any such examinations or proceedings and (ii) expend the Partnership’s funds for professional services incurred in connection therewith. In such event, the Partnership Representative shall duly and timely elect under Code Section 6226 of the Code to require each Person who was a Partner during the taxable year of Partnership that was audited to personally bear any tax, interest and penalty resulting from adjustments based on such audit and shall notify each such Person (and the Internal Revenue Service) of their share of such audit adjustments and, if for any reason, the Partnership is liable for a tax, interest, addition to tax or penalty as a result of such an audit, each Person who was a Partner during the taxable year of the Partnership that was audited, even if such Person is no longer a Partner (unless a Substitute Limited Partner has agreed to bear such liability in an appropriate document evidencing a transfer), shall pay to the Partnership an amount equal to such Person’s proportionate share of such liability, as determined by the General Partner, based on the amount each such Person should have borne (computed at the tax rate used to compute the Partnership’s liability) had the Partnership’s tax return for such taxable year reflected the audit adjustment, and the expense for the Partnership’s payment of such tax, interest, addition to tax and penalty shall be specially allocated to such Persons (or their successors) in such proportions.

(c) The Partnership shall indemnify and reimburse the Tax Matters Partner and Partnership Representative for all expenses, including legal and accounting fees,

claims, liabilities, losses and damages incurred by it, in its capacity as the Tax Matters Partner (or Partnership Representative), in connection with any administrative or judicial proceeding with respect to the tax liability of the Partnership or the Partners. The taking of any action and the incurring of any expense by the General Partner in its capacity as the Tax Matters Partner or Partnership Representative, in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner (or Partnership Representative) and the provisions on protection and indemnification of set forth in Section 6.3 above will be fully applicable to the General Partner when acting in its capacity as the Tax Matters Partner or Partnership Representative.

(d) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

(e) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option and in the sole and absolute discretion of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor-in-interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

10.6. Reports to Limited Partners.

(a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

(b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes and at the expense of the Partner desiring it, and it is made during normal business hours.

Article XI.

Amendment of Agreement; Meetings

11.1. Amendment. The General Partner’s consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following amendments shall require the consent of the General Partner and the holders of a majority of the Partnership Units:

(a) any amendment affecting the operation of the Conversion Factor or the Exchange Right (except as provided in Sections 8.5(d) or 7.1(d)) in a manner adverse to the Limited Partners;

(b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2;

(c) any amendment that would alter the Partnership’s allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2; or

(d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

The foregoing notwithstanding, the approval of any amendment to this Agreement that shall be part of a plan of merger, plan of exchange or plan of conversion involving the Partnership or the Partnership Interests shall be governed by Article XII. Notwithstanding anything to the contrary contained in this Agreement, the Partners acknowledge that this Agreement shall be deemed to be automatically amended and the General Partner is authorized to amend this Agreement to the extent provided in Section 4.1 hereof.

11.2. Meetings of Partners.

(a) The Partners may but shall not be required to hold any annual, periodic or other formal meetings. Meetings of the Partners may be called by the General Partner or by any Limited Partner or Limited Partners holding at least 10% of the Partnership Units.

(b) Subject to Section 11.2(k), the Partner or Partners calling the meeting may designate any place within the State of Delaware as the place of meeting for any meeting of the Partners; and Partners holding at least a majority of the Partnership Units in the Partnership may designate any place outside the State of Delaware as the place of meeting for any meeting of the Partners. If no designation is made, or if a special meeting is called, the place of meeting shall be the principal place of business of the Partnership.

(c) Except as provided in Section 11.2(d), written notice stating the Meeting Medium, the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than ninety (90) days before the date of the meeting, either personally or by mail, by or at the direction of the Partner or Partners calling the meeting, to each Partner entitled to vote at such meeting and to each Partner not entitled to vote who is entitled to notice of the meeting.

(d) Anything in this Agreement to the contrary notwithstanding, with respect to any meeting of the Partners, any Partner who in person or by proxy shall have waived in writing notice of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, shall be deemed to have waived notice of such meeting unless such Partner attends for the express purpose of objecting, at the beginning of the meeting, and does so object to the transaction of any business because the meeting is not lawfully called or convened.

(e) If Partners holding a majority of the Partnership Units shall meet at any time and place, either within or outside of the State of Delaware, in person or by proxy or through any Meeting Medium, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

(f) For the purpose of determining Partners entitled to notice of or to vote at any meeting of Partners or any adjournment thereof, the date on which notice of the meeting is mailed shall be the record date. When a determination of Partners entitled to vote at any meeting of Partners has been made as provided in this Section, such determination shall apply to any adjournment thereof.

(g) Partners holding at least a majority of the Partnership Units entitled to vote at a meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Partners. In the absence of a quorum at any such meeting, Partners holding at least a majority of Partnership Units so represented may adjourn the meeting to another time and place. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present. No notice of an adjourned meeting need be given if the time and place are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 120 days. The Partners present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number Partnership Units whose absence would cause less than a quorum to be present.

(h) If a quorum is present, the affirmative vote of Partners holding a majority of the Partnership Units entitled to vote, present in person or represented by proxy, shall be binding on all Partners, unless the vote of a greater or lesser proportion or number of Partnership Units or Partners is otherwise required by applicable law or by this Agreement. Unless otherwise expressly provided herein or required under applicable law, Partners who have an interest (economic or otherwise) in the outcome of any particular matter upon which the Partners’ vote or consent is required may vote or consent upon any such matter and their Partnership Units, vote or consent, as the case may be, shall be counted in the determination of whether the requisite matter was approved by the Partners.

(i) At all meetings of Partners, a Partner may vote in person or by proxy executed in writing by the Partner or by the Partner’s duly authorized attorney-in-fact. Such proxy shall be filed with the General Partner before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

(j) Action required or permitted to be taken at a meeting of Partners may be taken without a meeting if the action is evidenced by one or more written consents or approvals describing the action taken and signed by sufficient Partners or Partners holding sufficient Partnership Units, as the case may be, to approve such action had such action been properly voted on at a duly called meeting of the Partners. Action taken under this Section 11.2(j) is effective when the requisite Partners or Partners with the requisite Partnership Units, as the case may be, have signed the consent or approval, unless the consent specifies a different effective date.

(k) Any meeting of Partners may be held in person, by telephone conference, by webcast or by other electronic means where all Partners participating can hear one another through such medium (a “Meeting Medium”). Any Partner may vote at any meeting of the Partners held in any Meeting Medium by participating through such Meeting Medium or by e-mail or other means designed to ensure such Partner’s vote is communicated to the General Partner. Any vote of the Partners may be held by any of the foregoing means or by written consent of the Partners, each of which may be referred to as a “meeting” of the Partners.

Article XII.

Merger, Exchange or Conversion

12.1. Merger, Exchange or Conversion of Partnership.

(a) The Partnership may (i) adopt a plan of merger and may merge with or into one or more domestic or foreign limited partnerships or other entities with the resulting entity being one or more surviving entities, (ii) adopt a plan of exchange by which a domestic or foreign limited partnership or other entity is to acquire all of the outstanding Partnership Interests in exchange for cash, securities or other property of the acquiring domestic or foreign limited partnership or other entity, or (iii) adopt a plan of conversion and convert to a foreign limited partnership or other entity. Any such plan of merger, plan of exchange, or plan of conversion shall otherwise comply with the requirements of this Agreement and the Act.

(b) Any merger pursuant to a plan of merger described in Section 12.1(a)(i) shall be conditioned upon the merger being permitted by the laws under which each other entity that is a party to the merger is incorporated or organized or by the constituent documents of such other entity that are not inconsistent with such laws. Any exchange pursuant to a plan of exchange described in Section 12.1(a)(ii) shall be conditioned upon the issuance of shares or other interests of the acquiring foreign limited partnership or other entity being permitted by the laws under which such foreign limited partnership or other entity is incorporated or organized or is not inconsistent with such laws. Any conversion pursuant to a plan of conversion described in Section 12.1(a)(iii) shall be conditioned upon such conversion being permitted by, or not inconsistent with, the laws of the jurisdiction in which the converted entity is to be incorporated, formed or organized and the incorporation, formation or organization of the converted entity is effected in compliance with such laws.

(c) The Partnership may adopt a plan of merger, plan of exchange or plan of conversion if the General Partner acts upon and the holders of a majority of the outstanding Partnership Units (if required by Section 12.2 below) approve the plan of merger, plan of exchange or plan of conversion in the manner prescribed in Section 12.2 below.

12.2. Approval of Plan of Merger, Exchange or Conversion.

(a) Except as provided by Section 12.2(g) below, after acting on a plan of merger, plan of exchange or plan of conversion in the manner prescribed by Section 12.2(b)(i), the General Partner shall submit the plan of merger, plan of exchange or plan of conversion for approval by the holders of the outstanding Partnership Units.

(b) Except as provided by Section 12.2(f) below, for a plan of merger, plan of exchange or plan of conversion to be approved:

(i) the General Partner shall adopt a resolution recommending that the plan of merger, plan of exchange or plan of conversion be approved by the holders of the outstanding Partnership Units, unless the General Partner determines that for any reason it should not make that recommendation, in which case the General Partner shall adopt a resolution directing that the plan of merger, plan of exchange or plan of conversion be submitted to the holders of the outstanding Partnership Units for approval without recommendation; and

(ii) the Partners entitled to vote on the plan of merger, plan of exchange or plan of conversion must approve the plan as set forth in Section 12.2(e).

(c) The General Partner may condition its submission to the holders of the outstanding Partnership Units of a plan of merger, plan of exchange or plan of conversion, and the effectiveness of such plan, on any basis, including without limitation that a specified percentage of the Partnership Units in excess of a majority of the Partnership Percentage Interests be required for the approval of the plan of merger, plan of exchange or plan of conversion.

(d) The General Partner shall notify each Limited Partner, whether or not entitled to vote, of the meeting of at which the plan of merger, plan of exchange or plan of conversion is to be submitted for approval in accordance with this Section 12.2, Section 11.2, and applicable law. The notice shall be given at least twenty (20) days before the meeting and shall state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, plan of exchange or plan of conversion and shall contain or be accompanied by a copy or summary of the plan. Any such approval may be given in any manner provided in Section 11.2.

(e) Unless the General Partner (acting pursuant to Section 12.2(c)) requires a greater vote, the vote of the Partners required for approval of a plan of merger, plan of exchange or plan of conversion shall be the affirmative vote of the holders of more than 50% of the outstanding Partnership Units entitled to vote thereon.

(f) Unless applicable law otherwise requires (in which case the approval requirements of the preceding provisions of this Section 12.2 shall continue to be required), (1) approval by the Partners on a plan of exchange shall not be required, and the foregoing provisions of this Section 12.2 do not apply, if the Partnership is the acquiring entity in the plan of exchange, and (2) approval by the Partners on a plan of merger or a plan of conversion shall not be required and the foregoing provisions of this Section 12.2 do not apply, if:

(i) a limited partnership is the sole surviving or resulting entity;

(ii) the partnership agreement of the surviving or resulting limited partnership will not materially differ from this Agreement before the merger or conversion in any manner other than as to applicable law or other insignificant conforming differences;

(iii) Limited Partners who held Limited Partnership Interests immediately before the effective date of the merger or conversion will hold interests in the surviving or resulting entity in the same proportions, immediately after the effective date of the merger or conversion; and

(iv) the General Partner adopts a resolution approving the plan of merger or plan of conversion.

(g) After a plan of merger, plan of exchange or plan of conversion is approved, and at any time before the merger, exchange or conversion has become effective, the plan of merger, plan of exchange or plan of conversion may be abandoned (subject to any contractual rights by any of the entities that are a party thereto), without action by the Partners, in accordance with the procedures set forth in the plan of merger, plan of exchange or plan of conversion or, if no such procedures are set forth in the plan, in the manner determined by the General Partner.

12.3. Rights of Dissenting Limited Partners.

(a) In the absence of fraud in the transaction, the remedy provided by this Section 12.3 to a Limited Partner voting against any merger, exchange or conversion or objecting to a merger, exchange or conversion approved by the written consent of Partners (a “Dissenting Limited Partner”) is the exclusive remedy for the recovery of the value of his Limited Partnership Interest or money damages with respect to the transaction. If the existing, surviving, or new corporation or limited partnership (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Section 12.3, any Dissenting Limited Partner who fails to comply with the requirements of this Section 12.3 shall not be entitled to bring suit for the recovery of the value of his Limited Partnership Interests or money damages with respect to the transaction. A

“Dissenting Limited Partner” in respect of any merger, exchange or conversion shall expressly exclude any Limited Partner who votes in favor of the related plan of merger, plan of exchange or plan of conversion or who abstains or fails to timely vote therefor. In the event of a plan of merger, plan of exchange or plan of conversion approved by written consent, a “Dissenting Limited Partner” in respect of any related merger, exchange or conversion shall expressly exclude Limited Partners who provide such written consent and Limited Partners who fail to object to the merger, exchange or conversion and demands payment for such Limited Partner’s Limited Partnership Interest in writing to the General Partner within twenty (20) days after notice to the Limited Partners of the receipt by the Partnership of written consents sufficient to approve such merger, exchange or conversion. All such Limited Partners who are not included within the definition of Dissenting Limited Partner in respect of any merger, exchange or conversion shall participate in the merger, exchange or conversion according to the approved plan of merger, plan of exchange or plan of conversion.

(b) Any Dissenting Limited Partner who has opted for payment for his Limited Partnership Interests shall not thereafter be entitled to vote or exercise any other rights of a Limited Partner except the right to receive payment for his Limited Partnership Interests and the right to maintain an appropriate action to obtain relief on the ground that the transaction would be or was fraudulent. Limited Partnership Interests of Dissenting Limited Partners for which payment has been made shall not thereafter be considered outstanding for the purposes of any subsequent vote of the Partners.

(c) Within twenty (20) days after a Dissenting Limited Partner votes against any plan of merger, plan of exchange or plan of conversion which is approved by a vote of the Partners, or in connection with a Limited Partner’s objection to any plan of merger, plan of exchange or plan of conversion approved by the written consent of the Partners, the Dissenting Limited Partner may demand by written notice to the General Partner that payment for his Limited Partnership Interest be made. Upon receipt of such a payment demand, the General Partner shall (i) make a notation on the records of the Partnership that such demand has been made and (ii) within a reasonable period of time after the later of the receipt of a payment demand or the consummation of the merger, exchange or conversion, cause the Partnership to pay to the Dissenting Limited Partner the fair value of such Dissenting Limited Partner’s Partnership Interest without interest. The fair value of a Dissenting Limited Partner’s Partnership Interest shall be an amount equal to the Dissenting Limited Partner’s pro rata share (as would be determined under Section 5.6 if the Partnership were liquidating) of the appraised value of the net assets of the Partnership based on an appraisal of all assets of the Partnership from a Competent Independent Expert. The assets of the Partnership shall be appraised on a consistent basis. The appraisal shall be based on an evaluation of all relevant information and shall include the current value of the Partnership’s assets as of the date immediately prior to the proposed merger, exchange or conversion. The appraisal shall assume an orderly liquidation of the Partnership’s assets over a twelve (12) month period, shall consider other balance sheet items, and shall be net of the assumed cost of sale. The terms of the engagement of the appraiser shall clearly state that the engagement is for the benefit of the Partnership and its Partners. A summary of the independent appraisal, including all material assumptions underlying the appraisal, shall be provided to Dissenting Limited Partners in connection with the payment of the fair value of their Limited Partnership Interests.

(d) If a Dissenting Limited Partner shall fail to make a payment demand within the period provided in Section 12.3(c) or, in respect of a plan of merger, plan of exchange or plan of conversion approved by written consent of the Partners, shall fail to provide notice of dissent within the period set forth in Section 12.3(a), such Dissenting Limited Partner and all persons claiming under him shall be conclusively presumed to have approved and ratified the merger, conversion or exchange and shall be bound thereby, the right of such Dissenting Limited Partner to be paid the fair value of his Limited Partnership Interest shall cease, and his status as a Limited Partner shall be restored without prejudice to any proceedings which may have been taken during the interim, and such Dissenting Limited Partner shall be entitled to receive any distributions made to Limited Partners in the interim.

Article XIII.

General Provisions

13.1. Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth on the books and records of the Partnership; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

13.2. Survival of Rights. Subject to the provisions limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

13.3. Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents that may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

13.4. Severability. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder.

13.5. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, except as otherwise set forth herein.

13.6. Pronouns and Plurals. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require, and vice versa in each case.

13.7. Headings. The Article and Section headings in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article or Section.

13.8. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile transmission and/or by electronic mail in Portable Document Format or similar format (“PDF”) constitutes effective execution and delivery of this Agreement and may be used in lieu of the original agreement for all purposes. Signatures of the parties transmitted by facsimile and/or by electronic mail in PDF will be deemed to be their original signatures for all purposes.

13.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

13.10. Arbitration. Notwithstanding anything to the contrary contained in this Agreement, all claims, disputes and controversies between the parties hereto (including, without limitation, any claims, disputes and controversies between the Partnership and any one or more of the Partners and between or among any Partners) arising out of or in connection with this Agreement or the Partnership created hereby, or any act or failure to act by the General Partner or any other Partner hereunder, shall be resolved by binding arbitration in Phoenix, Arizona by the American Arbitration Association (the “AAA”), in accordance with this Section 13.10. Any arbitration called for by this Section 13.10 shall be conducted in accordance with the following procedures:

(a) The Partnership or any Partner (the “Requesting Party”) may demand arbitration pursuant to this Section 13.10 at any time by giving written notice of such demand (the “Demand Notice”) to all other Partners and (if the Requesting Party is not the Partnership) to the Partnership which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

(b) Within 15 days after the giving of a Demand Notice or such additional time as required by the AAA, the AAA shall select and designate in writing three reputable, disinterested individuals willing to act as an arbitrator of the claim, dispute or controversy in question.

(c) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to Section 13.10(b) above, and the arbitration panel shall render its decision (and specify in reasonable detail its reasons therefor) in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

(d) The arbitration panel shall include in its decision a direction that all of the attorneys’ fees and costs of any party or parties and the costs of such arbitration be paid by the losing party or parties in the arbitration. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys’ fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

(e) Any decision rendered by the arbitration panel in accordance herewith shall be final and binding on the parties hereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction. Arbitration shall be the exclusive method available for resolution of claims, disputes and controversies arising between and among the parties relating to this Agreement and the conduct of the parties hereto in relation to Partnership matters, and the Partnership and its Partners stipulate that the provisions of this Agreement shall be a complete defense to any suit, action or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Section 13.10 shall survive the dissolution of the Partnership.

(f) Nothing contained herein shall be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

13.11. Acknowledgement as to Exculpation and Indemnification. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT CONTAINS EXCULPATION AND INDEMNIFICATION IN RESPECT OF THE ACTIONS OR OMISSIONS OF THE GENERAL PARTNER AND DIRECTORS, OFFICERS AND AFFILIATES OF THE GENERAL PARTNER BY THE PARTNERSHIP EVEN IF SUCH ACTIONS OR OMISSIONS CONSTITUTE NEGLIGENCE OF SUCH PERSONS.

[Signatures Commence on Following Page]

In Witness Whereof, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership effective as of the date first above written.

GENERAL PARTNER:

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC., a Maryland corporation

By:
Name:
Title:

ORIGINAL LIMITED PARTNER:

CRI CCIT III, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Limited Partnership Agreement of Cole Corporate Income Operating Partnership III, LP]

INDEX OF EXHIBITS

EXHIBIT A - Partners, Capital Contributions and Partnership Units

EXHIBIT B - Notice of Exercise of Exchange Right

EXHIBIT A

Partners, Capital Contributions And Partnership Units

As of                  , 2016

Partners	Cash Contribution			Agreed Value of Property Contribution	Class A Partnership Units		Class T Partnership Units

General Partner (in its capacity as a General Partner and as a Limited Partner): Cole Office & Industrial REIT (CCIT III), Inc. 2325 East Camelback Road, Suite 1100 Phoenix, Arizona 85016	$	[OPEN	]		[OPEN	]

Original Limited Partner: CRI CCIT III, LLC 2325 East Camelback Road, Suite 1100 Phoenix, Arizona 85016	$	[OPEN	]		[OPEN	]

A-1

EXHIBIT B

Notice of Exercise of Exchange Right

In accordance with the Agreement of Limited Partnership of Cole Corporate Income Operating Partnership III, LP, as amended (the “Agreement”), the undersigned hereby irrevocably (i) presents for exchange Partnership Units in Cole Corporate Income Operating Partnership III, LP in accordance with the terms of the Agreement and the Exchange Right referred to therein; (ii) surrenders such Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:
(Signature of Limited Partner)

(Printed Name of Limited Partner)

Mailing Address and Phone No.:

( ) -

Signature Guaranteed by:

If REIT Shares are to be issued, issue to:

Name:

Mailing Address and Phone No.:

( ) -

Social security or other tax identification number:

B-1